Vanguard Long-Term Bond Index Fund

Supplement to the Prospectus and Summary Dated April 26, 2011

Prospectus and Summary Prospectus Text Changes

Under the heading “Investment Advisor” in the Fund Summary section, the following text replaces similar text:

The Vanguard Group, Inc.

Portfolio Manager

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has managed the Fund since 2008.

Prospectus Text Changes

In the More on the Funds section, under the heading “Investment Advisor,” the following text replaces similar text:

The managers primarily responsible for the day-to-day management of the Funds are:

Joshua C. Barrickman, CFA, Principal of Vanguard. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has managed the Intermediate-Term Bond Index Fund since 2008. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; has managed the Short-Term Bond Index Fund since 2005; and has co-managed the Total Bond Market Index Fund and managed the Long-Term Bond Index Fund since 2008. Education: B.S., The

(over, please)

Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard’s Taxable Bond Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992; and has managed the Total Bond Market Index Fund since 1992 (co-managed since 2008). Education: B.S., University of Illinois; M.B.A., University of Chicago.

CFA® is a trademark owned by CFA Institute.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 84 072011

Vanguard Bond Index Funds

Supplement to the Statement of Additional Information Dated April 26, 2011

Statement of Additional Information Text Changes

On page B-40, the text under the heading “Other Accounts Managed” is replaced with the following:

Joshua C. Barrickman manages the Intermediate-Term Bond Index Fund and the Total Bond Market II Index Fund; as of December 31, 2010, the Funds collectively held assets of $50.2 billion. As of December 31, 2010, Mr. Barrickman also managed three other registered investment companies with total assets of $1.5 billion (none of which had advisory fees based on account performance).

Gregory Davis manages the Short-Term and Long-Term Bond Index Funds, and co-manages the Total Bond Market Index Fund; as of December 31, 2010, the Funds collectively held assets of $110.7 billion. As of December 31, 2010, Mr. Davis also managed all or a portion of two other registered investment companies with total assets of $10.6 billion, co-managed four other registered investment companies with total assets of $389 million, and co-managed 12 other pooled investment vehicles with total assets of $8.1 billion (none of which had advisory fees based on account performance).

John W. Hollyer co-manages the Inflation-Protected Securities Fund; as of December 31, 2010, the Fund held assets of $32.1 billion.

Kenneth E. Volpert co-manages the Total Bond Market Index Fund and the Inflation-Protected Securities Fund; as of

December 31, 2010, the Funds collectively held assets of $118.4 billion. As of December 31, 2010, Mr. Volpert also co-managed one other registered investment company with total assets of $2.1 billion and 12 other pooled investment vehicles with total assets of $8.1 billion (none of which had advisory fees based on account performance).

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI084 072011